UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2006


                                MMC ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Nevada                         000-51968              98-0493819
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)


               26 Broadway, Suite 907
                    New York, NY                                 10004
      (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 977-0900
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 4, 2006, the Board of Directors of MMC Energy, Inc. ("MMC" or the "Company") appointed Richard Bryan as a director of MMC.

      There are no arrangements or understandings pursuant to which Mr. Bryan was selected as a director. It is expected that Mr. Bryan will serve on the Governance Committee of MMC's Board of Directors.

      There are no related party transactions between MMC and Mr. Bryan.

      A copy of the press release announcing the appointment was issued on September 4, 2006, and is attached hereto as Exhibit No. 99.1. The foregoing description is qualified in its entirety by reference to the full text of the exhibit.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.       Exhibit Description
      -----------       -------------------
      99.1              Press Release, dated September 4, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 5, 2006                 MMC ENERGY, INC.


                                        By: /s/ Denis Gagnon
                                            ------------------------------
                                            Name:  Denis Gagnon
                                            Title: Chief Financial Officer